Exhibit 99.2

First Quarter Financial Supplement

March 31, 2015

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Note:

Unless otherwise noted, references in this financial supplement to net income (loss), net income (loss) per share, book value and book value per common share should be read as net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Dear Investor,

In the first quarter of 2015, the company revised how it allocates income taxes to its operating segments. The revised methodology applies a specific tax rate to the pre-tax income (loss) of each segment, which is then adjusted in each segment to reflect the tax attributes of items unique to that segment such as foreign income. The difference between consolidated income taxes and the sum of each segment is reflected in Corporate and Other activities. Previously, the company calculated income taxes for each segment based on quarterly changes to tax attributes and product specific transactions within the segment. See page 5 for additional information related to this revised presentation.

Thank you for your continued interest in Genworth Financial.

Regards,

Amy Corbin

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The company defines net operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from net operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from net operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

In the first quarter of 2015, the company modified its definition to explicitly state that restructuring costs, which were previously included in the infrequent and unusual category, are excluded from net operating income (loss). There were no restructuring costs in the periods presented.

In the fourth quarter of 2014, the company recorded goodwill impairments of $129 million, net of taxes, in the long-term care insurance business and $145 million, net of taxes, in the life insurance business. In the third quarter of 2014, the company recorded goodwill impairments of $167 million, net of taxes, in the long-term care insurance business and $350 million, net of taxes, in the life insurance business.

The following transaction was excluded from net operating income (loss) for the periods presented as it related to the loss on the early extinguishment of debt. In the second quarter of 2014, the company paid an early redemption payment of approximately $2 million, net of taxes and portion attributable to noncontrolling interests, related to the early redemption of Genworth MI Canada Inc.’s notes that were scheduled to mature in 2015.

There were no infrequent or unusual items excluded from net operating income (loss) during the periods presented other than the following items. There was a $66 million net tax impact in the fourth quarter of 2014 from potential business portfolio changes. Although no decisions have been made, the company recognized a tax charge of $174 million in the fourth quarter of 2014 associated with the Australian mortgage insurance business as the company can no longer assert its intent to permanently reinvest earnings in that business. In connection with the company’s plans to sell the lifestyle protection insurance business, the company completed an internal debt restructuring recognizing tax benefits of $108 million in the fourth quarter of 2014.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss) and measures that are derived from or incorporate net operating income (loss), including net operating income (loss) per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses net operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from net operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Net operating income (loss) and net operating income (loss) per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies.

The table on page 9 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the periods presented. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 62 and 63 of this financial supplement.

Adjustments to reconcile net income (loss) attributable to Genworth Financial, Inc.’s common stockholders and net operating income (loss) assume a 35% tax rate and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves (see page 60).

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The table on page 9 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the periods presented.

In the first quarter of 2015, the company revised how it allocates the consolidated provision for income taxes to its operating segments to simplify the process and reflect how the chief operating decision maker is evaluating segment performance. The revised methodology applies a specific tax rate to the pre-tax income (loss) of each segment, which is then adjusted in each segment to reflect the tax attributes of items unique to that segment such as foreign income. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities. Previously, the company calculated a unique income tax provision for each segment based on quarterly changes to tax attributes and implications of transactions specific to each product within the segment.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year. Prior year amounts have not been re-presented to reflect this revised presentation and are, therefore, not comparable to the current year provision for income taxes by segment. However, the company does not believe that the previous methodology would have resulted in a materially different segment-level provision for income taxes.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) new insurance written for mortgage insurance; (2) annualized first-year premiums for long-term care and term life insurance products; (3) annualized first-year deposits plus 5% of excess deposits for universal and term universal life insurance products; (4) 10% of premium deposits for linked-benefits products; (5) new and additional premiums/deposits for fixed annuities; and (6) net premiums written for the lifestyle protection insurance business. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers new insurance written, annualized first-year premiums/deposits, premium equivalents, new premiums/deposits, and net premiums written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For risk in-force in the international mortgage insurance business, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s businesses in Canada and Australia. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. The company considers insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of the business at a specific date which will generate revenues and profits in a future period, rather than measures of the company’s revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage and lifestyle protection insurance businesses, the loss ratio is the ratio of incurred losses and loss adjustment expenses to net earned premiums. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$10,632	$10,477	$11,231	$12,070	$12,032
Total accumulated other comprehensive income	4,692	4,446	3,934	4,161	3,483

Total Genworth Financial, Inc.’s stockholders’ equity	$15,324	$14,923	$15,165	$16,231	$15,515

Book value per common share	$30.81	$30.04	$30.54	$32.68	$31.27
Book value per common share, excluding accumulated other comprehensive income	$21.38	$21.09	$22.62	$24.31	$24.25
Common shares outstanding as of the balance sheet date	497.4	496.7	496.6	496.6	496.2

	Twelve months ended
Twelve Month Rolling Average ROE	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
GAAP Basis ROE	-11.3%	-10.8%	-2.3%	5.7%	5.5%
Operating ROE(1)	-3.7%	-3.3%	1.9%	5.8%	5.6%

	Three months ended
Quarterly Average ROE	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
GAAP Basis ROE	5.8%	-28.0%	-29.0%	5.8%	6.2%
Operating ROE(1)	5.9%	-15.3%	-10.9%	5.2%	6.5%

Basic and Diluted Shares	Three months ended March 31, 2015
Weighted-average common shares used in basic earnings per common share calculations	497.0
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	1.9

Weighted-average common shares used in diluted earnings per common share calculations	498.9

(1)	See page 62 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,323	$1,386	$1,395	$1,343	$1,307	$5,431
Net investment income	803	819	805	813	805	3,242
Net investment gains (losses)	(16)	(10)	(27)	34	(17)	(20)
Insurance and investment product fees and other	225	229	231	225	227	912

Total revenues	2,335	2,424	2,404	2,415	2,322	9,565

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,243	2,184	1,986	1,256	1,194	6,620
Interest credited	180	185	185	184	183	737
Acquisition and operating expenses, net of deferrals	380	405	398	404	378	1,585
Amortization of deferred acquisition costs and intangibles	121	156	143	138	134	571
Goodwill impairment	—	299	550	—	—	849
Interest expense	116	118	114	120	127	479

Total benefits and expenses	2,040	3,347	3,376	2,102	2,016	10,841

INCOME (LOSS) BEFORE INCOME TAXES	295	(923)	(972)	313	306	(1,276)
Provision (benefit) for income taxes	91	(215)	(185)	85	87	(228)

NET INCOME (LOSS)	204	(708)	(787)	228	219	(1,048)
Less: net income attributable to noncontrolling interests	50	52	57	52	35	196

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$154	$(760)	$(844)	$176	$184	$(1,244)

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.31	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)
Diluted	$0.31	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)
Weighted-average common shares outstanding
Basic	497.0	496.7	496.6	496.6	495.8	496.4
Diluted(1)	498.9	496.7	496.6	503.6	502.7	496.4

(1)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations and net loss for the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million, 3.2 million and 5.6 million, respectively, would have been antidilutive to the calculation. If the company had not incurred a net loss for the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, dilutive potential weighted-average common shares outstanding would have been 502.0 million, 499.9 million and 502.0 million, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
Global Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	$40	$36	$46	$47	$41	$170
Australia(1)	30	33	48	57	62	200
Other Countries	(6)	(7)	(7)	(7)	(4)	(25)

Total International Mortgage Insurance segment	64	62	87	97	99	345
U.S. Mortgage Insurance segment	52	21	(2)	39	33	91

Total Global Mortgage Insurance Division	116	83	85	136	132	436

U.S. Life Insurance Division
U.S. Life Insurance segment:
Long-Term Care Insurance	10	(506)	(361)	6	46	(815)
Life Insurance	40	1	13	39	21	74
Fixed Annuities	31	23	26	24	27	100

Total U.S. Life Insurance segment	81	(482)	(322)	69	94	(641)

Total U.S. Life Insurance Division	81	(482)	(322)	69	94	(641)

Corporate and Other Division
International Protection segment	—	(4)	3	2	7	8
Runoff segment	11	16	5	15	12	48
Corporate and Other	(52)	(29)	(88)	(64)	(51)	(232)

Total Corporate and Other Division	(41)	(17)	(80)	(47)	(32)	(176)

NET OPERATING INCOME (LOSS)	156	(416)	(317)	158	194	(381)
ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
Net investment gains (losses), net	(2)	(4)	(10)	20	(10)	(4)
Goodwill impairment, net	—	(274)	(517)	—	—	(791)
Gains (losses) on early extinguishment of debt, net	—	—	—	(2)	—	(2)
Tax impact from potential business portfolio changes	—	(66)	—	—	—	(66)

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	154	(760)	(844)	176	184	(1,244)
Add: net income attributable to noncontrolling interests	50	52	57	52	35	196

NET INCOME (LOSS)	$204	$(708)	$(787)	$228	$219	$(1,048)

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.31	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)
Diluted	$0.31	$(1.53)	$(1.70)	$0.35	$0.37	$(2.51)
Net operating income (loss) per common share
Basic	$0.31	$(0.84)	$(0.64)	$0.32	$0.39	$(0.77)
Diluted	$0.31	$(0.84)	$(0.64)	$0.31	$0.39	$(0.77)
Weighted-average common shares outstanding
Basic	497.0	496.7	496.6	496.6	495.8	496.4
Diluted(2)	498.9	496.7	496.6	503.6	502.7	496.4

(1)	Adjusted for 33.8% owned by noncontrolling interests after the initial public offering of the Australian mortgage insurance business on May 21, 2014. The following table shows Australia’s net operating income assuming 100% ownership and then adjusts for the portion related to noncontrolling interests.

	Three months ended March 31,
	2015	2014
Australia’s Net Operating Income	$51	$62
Less: Net Operating Income Attributable to Noncontrolling Interests	21	—

Australia’s Net Operating Income Available to Genworth Financial, Inc.’s Common Stockholders	$30	$62

(2)	Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the net loss and net operating loss for the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million, 3.2 million and 5.6 million, respectively, would have been antidilutive to the calculation. If the company had not incurred a net loss and net operating loss for the three months ended September 30, 2014 and the three and twelve months ended December 31, 2014, dilutive potential weighted-average common shares outstanding would have been 502.0 million, 499.9 million and 502.0 million, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$62,942	$62,447	$62,317	$62,360	$60,244
Equity securities available-for-sale, at fair value	306	282	313	320	349
Commercial mortgage loans	6,149	6,100	6,077	5,986	5,894
Restricted commercial mortgage loans related to securitization entities	188	201	209	217	227
Policy loans	1,506	1,501	1,512	1,514	1,438
Other invested assets	2,723	2,296	2,281	1,963	1,875
Restricted other invested assets related to securitization entities	411	411	404	404	398

Total investments	74,225	73,238	73,113	72,764	70,425
Cash and cash equivalents	5,158	4,918	3,477	4,138	4,360
Accrued investment income	735	685	719	642	752
Deferred acquisition costs	4,918	5,042	5,085	5,085	5,177
Intangible assets	227	272	300	266	327
Goodwill	15	16	316	867	866
Reinsurance recoverable	17,339	17,346	17,374	17,276	17,234
Other assets	650	633	710	695	691
Separate account assets	9,064	9,208	9,420	9,911	9,933

Total assets	$112,331	$111,358	$110,514	$111,644	$109,765

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$36,488	$35,915	$34,697	$34,497	$34,076
Policyholder account balances	26,146	26,043	25,827	25,834	25,881
Liability for policy and contract claims	8,030	8,043	7,987	7,223	7,156
Unearned premiums	3,731	3,986	4,085	4,191	4,075
Other liabilities	3,899	3,604	3,605	3,702	3,777
Borrowings related to securitization entities	205	219	225	233	239
Non-recourse funding obligations	1,983	1,996	2,010	2,024	2,030
Long-term borrowings	4,601	4,639	4,662	4,691	5,150
Deferred tax liability	1,103	908	875	1,074	714
Separate account liabilities	9,064	9,208	9,420	9,911	9,933

Total liabilities	95,250	94,561	93,393	93,380	93,031

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,998	11,997	11,991	11,986	12,124

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	2,724	2,431	2,047	2,109	1,606
Net unrealized gains (losses) on other-than-temporarily impaired securities	24	22	20	19	18

Net unrealized investment gains (losses)	2,748	2,453	2,067	2,128	1,624

Derivatives qualifying as hedges	2,247	2,070	1,753	1,652	1,538
Foreign currency translation and other adjustments	(303)	(77)	114	381	321

Total accumulated other comprehensive income	4,692	4,446	3,934	4,161	3,483
Retained earnings	1,333	1,179	1,939	2,783	2,607
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	15,324	14,923	15,165	16,231	15,515
Noncontrolling interests	1,757	1,874	1,956	2,033	1,219

Total stockholders’ equity	17,081	16,797	17,121	18,264	16,734

Total liabilities and stockholders’ equity	$112,331	$111,358	$110,514	$111,644	$109,765

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2015
	International Mortgage Insurance	U.S. Mortgage Insurance	U.S. Life Insurance	International Protection	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$7,918	$2,292	$62,974	$1,288	$2,681	$2,965	$80,118
Deferred acquisition costs and intangible assets	167	23	4,462	193	304	11	5,160
Reinsurance recoverable	20	15	16,427	34	843	—	17,339
Deferred tax and other assets	93	37	346	142	(8)	40	650
Separate account assets	—	—	—	—	9,064	—	9,064

Total assets	$8,198	$2,367	$84,209	$1,657	$12,884	$3,016	$112,331

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$—	$—	$36,484	$—	$4	$—	$36,488
Policyholder account balances	—	—	22,941	10	3,195	—	26,146
Liability for policy and contract claims	296	1,087	6,531	101	15	—	8,030
Unearned premiums	2,502	198	614	410	7	—	3,731
Non-recourse funding obligations	—	—	2,013	—	—	(30)	1,983
Deferred tax and other liabilities	315	(680)	4,329	378	(209)	869	5,002
Borrowings and capital securities	450	—	—	—	12	4,344	4,806
Separate account liabilities	—	—	—	—	9,064	—	9,064

Total liabilities	3,563	605	72,912	899	12,088	5,183	95,250

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,854	1,737	6,567	800	811	(2,137)	10,632
Allocated accumulated other comprehensive income (loss)	24	25	4,730	(42)	(15)	(30)	4,692

Total Genworth Financial, Inc.’s stockholders’ equity	2,878	1,762	11,297	758	796	(2,167)	15,324
Noncontrolling interests	1,757	—	—	—	—	—	1,757

Total stockholders’ equity	4,635	1,762	11,297	758	796	(2,167)	17,081

Total liabilities and stockholders’ equity	$8,198	$2,367	$84,209	$1,657	$12,884	$3,016	$112,331

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2014
	International Mortgage Insurance	U.S. Mortgage Insurance	U.S. Life Insurance	International Protection	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$8,540	$2,240	$61,555	$1,455	$2,602	$2,449	$78,841
Deferred acquisition costs and intangible assets	179	24	4,589	215	311	12	5,330
Reinsurance recoverable	23	27	16,408	32	856	—	17,346
Deferred tax and other assets	73	33	354	131	(6)	48	633
Separate account assets	—	—	—	—	9,208	—	9,208

Total assets	$8,815	$2,324	$82,906	$1,833	$12,971	$2,509	$111,358

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$—	$—	$35,911	$—	$4	$—	$35,915
Policyholder account balances	—	—	22,874	11	3,158	—	26,043
Liability for policy and contract claims	308	1,180	6,434	106	15	—	8,043
Unearned premiums	2,723	178	639	439	7	—	3,986
Non-recourse funding obligations	—	—	2,026	—	—	(30)	1,996
Deferred tax and other liabilities	375	(719)	4,047	460	(208)	557	4,512
Borrowings and capital securities	488	—	—	—	13	4,357	4,858
Separate account liabilities	—	—	—	—	9,208	—	9,208

Total liabilities	3,894	639	71,931	1,016	12,197	4,884	94,561

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,888	1,666	6,668	815	793	(2,353)	10,477
Allocated accumulated other comprehensive income (loss)	159	19	4,307	2	(19)	(22)	4,446

Total Genworth Financial, Inc.’s stockholders’ equity	3,047	1,685	10,975	817	774	(2,375)	14,923
Noncontrolling interests	1,874	—	—	—	—	—	1,874

Total stockholders’ equity	4,921	1,685	10,975	817	774	(2,375)	16,797

Total liabilities and stockholders’ equity	$8,815	$2,324	$82,906	$1,833	$12,971	$2,509	$111,358

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Deferred Acquisition Costs Rollforward

(amounts in millions)

	International Mortgage Insurance	U.S. Mortgage Insurance	U.S. Life Insurance(1)	International Protection	Runoff(2)	Corporate and Other	Total
Unamortized balance as of December 31, 2014	$150	$16	$4,732	$193	$299	$—	$5,390
Costs deferred	16	2	68	24	—	—	110
Amortization, net of interest accretion	(13)	(1)	(62)	(25)	(4)	—	(105)
Impact of foreign currency translation	(12)	—	—	(19)	—	—	(31)

Unamortized balance as of March 31, 2015	141	17	4,738	173	295	—	5,364
Effect of accumulated net unrealized investment (gains) losses	—	—	(438)	—	(8)	—	(446)

Balance as of March 31, 2015	$141	$17	$4,300	$173	$287	$—	$4,918

(1)	Amortization, net of interest accretion, included $2 million of amortization related to net investment gains for the policyholder account balances.
(2)	Amortization, net of interest accretion, included $5 million of amortization related to net investment gains for the policyholder account balances.

Global Mortgage Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Income—Global Mortgage Insurance Division

(amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$365	$387	$388	$381	$372	$1,528
Net investment income	85	87	97	86	92	362
Net investment gains (losses)	(17)	(4)	(4)	12	(3)	1
Insurance and investment product fees and other	(2)	(4)	(7)	(3)	2	(12)

Total revenues	431	466	474	476	463	1,879

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	94	145	199	107	110	561
Acquisition and operating expenses, net of deferrals	79	101	87	93	82	363
Amortization of deferred acquisition costs and intangibles	16	16	16	17	17	66
Interest expense	7	7	8	8	8	31

Total benefits and expenses	196	269	310	225	217	1,021

INCOME BEFORE INCOME TAXES	235	197	164	251	246	858
Provision for income taxes	75	237	24	61	80	402

NET INCOME (LOSS)	160	(40)	140	190	166	456
Less: net income attributable to noncontrolling interests	50	52	57	52	35	196

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	110	(92)	83	138	131	260
ADJUSTMENTS TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	6	1	2	(4)	1	—
(Gains) losses on early extinguishment of debt, net	—	—	—	2	—	2
Tax impact from potential business portfolio changes	—	174	—	—	—	174

NET OPERATING INCOME(1)	$116	$83	$85	$136	$132	$436

Effective tax rate (operating income)(2)	33.9%	34.0%	11.3%	23.3%	33.9%	27.2%

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the Global Mortgage Insurance Division was $124 million for the three months ended March 31, 2015.
(2)	The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Three months ended March 31, 2015	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$119	$89	$7	$215	$150	$365
Net investment income	34	32	—	66	19	85
Net investment gains (losses)	(18)	1	—	(17)	—	(17)
Insurance and investment product fees and other	1	(4)	—	(3)	1	(2)

Total revenues	136	118	7	261	170	431

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	25	14	5	44	50	94
Acquisition and operating expenses, net of deferrals	12	22	8	42	37	79
Amortization of deferred acquisition costs and intangibles	9	5	—	14	2	16
Interest expense	5	2	—	7	—	7

Total benefits and expenses	51	43	13	107	89	196

INCOME (LOSS) BEFORE INCOME TAXES	85	75	(6)	154	81	235
Provision for income taxes	22	24	—	46	29	75

NET INCOME (LOSS)	63	51	(6)	108	52	160
Less: net income attributable to noncontrolling interests	29	21	—	50	—	50

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	34	30	(6)	58	52	110

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	6	—	—	6	—	6

NET OPERATING INCOME (LOSS)	$40	$30	$(6)	$64	$52	$116

Effective tax rate (operating income (loss))	28.1%	33.6%	4.9%	32.3%	35.7%	33.9%

	International Mortgage Insurance Segment
Three months ended March 31, 2014	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$130	$97	$8	$235	$137	$372
Net investment income	39	34	1	74	18	92
Net investment gains (losses)	(3)	—	—	(3)	—	(3)
Insurance and investment product fees and other	2	—	—	2	—	2

Total revenues	168	131	9	308	155	463

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	26	17	4	47	63	110
Acquisition and operating expenses, net of deferrals	21	19	9	49	33	82
Amortization of deferred acquisition costs and intangibles	10	5	—	15	2	17
Interest expense	5	3	—	8	—	8

Total benefits and expenses	62	44	13	119	98	217

INCOME (LOSS) BEFORE INCOME TAXES	106	87	(4)	189	57	246
Provision for income taxes	31	25	—	56	24	80

NET INCOME (LOSS)	75	62	(4)	133	33	166
Less: net income attributable to noncontrolling interests	35	—	—	35	—	35

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	40	62	(4)	98	33	131

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	1	—	—	1	—	1

NET OPERATING INCOME (LOSS)	$41	$62	$(4)	$99	$33	$132

Effective tax rate (operating income (loss))	31.6%	29.0%	10.3%	30.7%	42.0%	33.9%

International Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Income—International Mortgage Insurance Segment

(amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$215	$236	$242	$237	$235	$950
Net investment income	66	76	78	75	74	303
Net investment gains (losses)	(17)	(4)	(4)	12	(3)	1
Insurance and investment product fees and other	(3)	(5)	(7)	(4)	2	(14)

Total revenues	261	303	309	320	308	1,240

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	44	54	58	45	47	204
Acquisition and operating expenses, net of deferrals	42	63	52	59	49	223
Amortization of deferred acquisition costs and intangibles	14	14	15	15	15	59
Interest expense	7	7	8	8	8	31

Total benefits and expenses	107	138	133	127	119	517

INCOME BEFORE INCOME TAXES	154	165	176	193	189	723
Provision for income taxes	46	226	34	42	56	358

NET INCOME (LOSS)	108	(61)	142	151	133	365
Less: net income attributable to noncontrolling interests	50	52	57	52	35	196

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	58	(113)	85	99	98	169

ADJUSTMENTS TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	6	1	2	(4)	1	—
(Gains) losses on early extinguishment of debt, net	—	—	—	2	—	2
Tax impact from potential business portfolio changes	—	174	—	—	—	174

NET OPERATING INCOME(1)	$64	$62	$87	$97	$99	$345

Effective tax rate (operating income)	32.3%	34.5%	19.0%	18.8%	30.7%	25.7%

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the International Mortgage Insurance segment was $72 million for the three months ended March 31, 2015.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Income and Sales—International Mortgage Insurance Segment—Canada

(amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$119	$127	$130	$128	$130	$515
Net investment income	34	38	39	39	39	155
Net investment gains (losses)	(18)	(7)	(4)	12	(3)	(2)
Insurance and investment product fees and other	1	—	(2)	1	2	1

Total revenues	136	158	163	180	168	669

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	25	33	28	15	26	102
Acquisition and operating expenses, net of deferrals	12	23	18	28	21	90
Amortization of deferred acquisition costs and intangibles	9	9	10	9	10	38
Interest expense	5	5	5	6	5	21

Total benefits and expenses	51	70	61	58	62	251

INCOME BEFORE INCOME TAXES	85	88	102	122	106	418
Provision for income taxes	22	24	24	32	31	111

NET INCOME	63	64	78	90	75	307
Less: net income attributable to noncontrolling interests	29	30	34	41	35	140

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	34	34	44	49	40	167

ADJUSTMENTS TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	6	2	2	(4)	1	1
(Gains) losses on early extinguishment of debt, net	—	—	—	2	—	2

NET OPERATING INCOME(1)	$40	$36	$46	$47	$41	$170

Effective tax rate (operating income)	28.1%	29.4%	21.2%	26.3%	31.6%	27.1%

SALES:
New Insurance Written (NIW)
Flow	$3,300	$5,500	$6,800	$5,000	$2,900	$20,200
Bulk	5,000	2,300	5,600	7,500	2,900	18,300

Total Canada NIW(2)	$8,300	$7,800	$12,400	$12,500	$5,800	$38,500

(1)	Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $44 million for the three months ended March 31, 2015.
(2)	New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $9,100 million for the three months ended March 31, 2015.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Income and Sales—International Mortgage Insurance Segment—Australia

(amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$89	$102	$105	$102	$97	$406
Net investment income	32	36	38	36	34	144
Net investment gains (losses)	1	3	—	—	—	3
Insurance and investment product fees and other	(4)	(5)	(7)	(4)	—	(16)

Total revenues	118	136	136	134	131	537

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	14	15	22	24	17	78
Acquisition and operating expenses, net of deferrals	22	30	25	23	19	97
Amortization of deferred acquisition costs and intangibles	5	5	5	6	5	21
Interest expense	2	2	3	2	3	10

Total benefits and expenses	43	52	55	55	44	206

INCOME BEFORE INCOME TAXES	75	84	81	79	87	331
Provision for income taxes	24	202	10	11	25	248

NET INCOME (LOSS)	51	(118)	71	68	62	83
Less: net income attributable to noncontrolling interests	21	22	23	11	—	56

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	30	(140)	48	57	62	27

ADJUSTMENTS TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	—	(1)	—	—	—	(1)
Tax impact from potential business portfolio changes	—	174	—	—	—	174

NET OPERATING INCOME(1)	$30	$33	$48	$57	$62	$200

Effective tax rate (operating income)	33.6%	34.8%	14.2%	10.4%	29.0%	22.3%

SALES:
New Insurance Written (NIW)
Flow	$5,800	$8,000	$8,100	$7,900	$7,800	$31,800
Bulk	—	100	1,000	—	—	1,100

Total Australia NIW(2)	$5,800	$8,100	$9,100	$7,900	$7,800	$32,900

(1)	Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $34 million for the three months ended March 31, 2015.
(2)	New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $6,500 million for the three months ended March 31, 2015.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Loss and Sales—International Mortgage Insurance Segment—Other Countries

(amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$7	$7	$7	$7	$8	$29
Net investment income	—	2	1	—	1	4
Net investment gains (losses)	—	—	—	—	—	—
Insurance and investment product fees and other	—	—	2	(1)	—	1

Total revenues	7	9	10	6	9	34

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	5	6	8	6	4	24
Acquisition and operating expenses, net of deferrals	8	10	9	8	9	36
Amortization of deferred acquisition costs and intangibles	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—

Total benefits and expenses	13	16	17	14	13	60

LOSS BEFORE INCOME TAXES	(6)	(7)	(7)	(8)	(4)	(26)
Provision (benefit) for income taxes	—	—	—	(1)	—	(1)

NET LOSS	(6)	(7)	(7)	(7)	(4)	(25)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—

NET LOSS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(6)	(7)	(7)	(7)	(4)	(25)

ADJUSTMENT TO NET LOSS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net	—	—	—	—	—	—

NET OPERATING LOSS(1)	$(6)	$(7)	$(7)	$(7)	$(4)	$(25)

Effective tax rate (operating loss)	4.9%	-4.2%	-2.2%	11.3%	10.3%	3.8%

SALES:
New Insurance Written (NIW)
Flow	$400	$500	$400	$500	$400	$1,800
Bulk	200	—	—	—	—	—

Total Other Countries NIW(2)	$600	$500	$400	$500	$400	$1,800

(1)	Net operating loss for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $6 million for the three months ended March 31, 2015.
(2)	New insurance written for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $700 million for the three months ended March 31, 2015.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$109	$160	$200	$146	$77	$583
Australia	87	128	130	125	126	509
Other Countries(1)	6	6	6	1	6	19

Total Net Premiums Written	$202	$294	$336	$272	$209	$1,111

Loss Ratio(2)
Canada	22%	26%	21%	12%	20%	20%
Australia(3)	15%	15%	21%	23%	17%	19%
Other Countries	81%	84%	105%	90%	55%	83%
Total Loss Ratio	21%	23%	24%	19%	20%	21%

GAAP Basis Expense Ratio(4)
Canada(5)	18%	26%	22%	29%	23%	25%
Australia	30%	34%	28%	28%	25%	29%
Other Countries(1)	125%	115%	126%	131%	107%	120%
Total GAAP Basis Expense Ratio	26%	32%	28%	32%	27%	30%

Adjusted Expense Ratio(6)
Canada(7)	20%	20%	14%	26%	39%	22%
Australia	31%	27%	23%	23%	20%	23%
Other Countries(1)	132%	132%	150%	NM (8)	142%	186%
Total Adjusted Expense Ratio	28%	26%	20%	28%	30%	25%

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $271 million, $296 million, $290 million, $298 million and $282 million of risk in-force in Europe ceded under quota share reinsurance agreements as of March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.
(2)	The ratio of incurred losses and loss adjustment expense to net earned premiums.
(3)	During the first quarter of 2015, the company accrued a $7 million pre-tax receivable for expected recoveries relating to paid claims reflecting its experience of successful borrower recovery activity, which favorably impacted the loss ratio by nine points.
(4)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(5)	Excluding the impact of debt early redemption payment of $6 million in the second quarter of 2014, the GAAP basis expense ratio was 24% for both the three months ended June 30, 2014 and the twelve months ended December 31, 2014.
(6)	The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(7)	Excluding the impact of debt early redemption payment of $6 million in the second quarter of 2014, the adjusted expense ratio was 21% for both the three months ended June 30, 2014 and the twelve months ended December 31, 2014.
(8)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q
Primary Insurance In-Force
Canada(1)	$288,800	$306,600	$310,800	$314,500	$291,900
Australia	240,900	256,000	271,100	288,500	281,000
Other Countries	19,800	21,900	23,900	26,000	26,200

Total Primary Insurance In-Force	$549,500	$584,500	$605,800	$629,000	$599,100

Primary Risk In-Force(2)
Canada
Flow	$75,700	$81,300	$82,600	$84,500	$80,100
Bulk	25,400	26,000	26,200	25,600	22,100

Total Canada	101,100	107,300	108,800	110,100	102,200

Australia
Flow	78,600	83,400	88,100	93,800	91,100
Bulk	5,700	6,200	6,800	7,200	7,200

Total Australia	84,300	89,600	94,900	101,000	98,300

Other Countries
Flow(3),(4)	2,000	2,200	3,000	3,200	3,300
Bulk	300	300	300	400	400

Total Other Countries	2,300	2,500	3,300	3,600	3,700

Total Primary Risk In-Force	$187,700	$199,400	$207,000	$214,700	$204,200

(1)	As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding balances in Canada from most of its customers. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $145.0 billion as of December 31, 2014, $148.0 billion as of September 30, 2014, $152.0 billion as of June 30, 2014 and $141.0 billion as of March 31, 2014. This is based on the extrapolation of the amounts reported by lenders to the entire insured population.
(2)	The businesses in Australia and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia and Canada. This factor was 35% for all periods presented.
(3)	Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $271 million, $296 million, $290 million, $298 million and $282 million of risk in-force in Europe ceded under quota share reinsurance agreements as of March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.
(4)	Beginning in the fourth quarter of 2014, risk in-force reflects a maximum risk exposure of approximately $60 million with one lender in Ireland as a result of a settlement completed during the fourth quarter of 2014.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(dollar amounts in millions)

Primary Insurance	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Insured loans in-force(1),(2)	1,704,483	1,673,505	1,646,223	1,602,928	1,549,650
Insured delinquent loans	1,792	1,756	1,708	1,703	1,860
Insured delinquency rate(2),(3)	0.11%	0.10%	0.10%	0.11%	0.12%

Flow loans in-force(1)	1,266,626	1,255,050	1,236,206	1,213,846	1,197,083
Flow delinquent loans	1,532	1,493	1,477	1,493	1,634
Flow delinquency rate(3)	0.12%	0.12%	0.12%	0.12%	0.14%

Bulk loans in-force(1)	437,857	418,455	410,017	389,082	352,567
Bulk delinquent loans	260	263	231	210	226
Bulk delinquency rate(3)	0.06%	0.06%	0.06%	0.05%	0.06%

Loss Metrics	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Beginning Reserves	$91	$89	$90	$97	$102
Paid claims(4)	(22)	(24)	(24)	(26)	(27)
Increase in reserves	24	29	27	16	26
Impact of changes in foreign exchange rates	(8)	(3)	(4)	3	(4)

Ending Reserves	$85	$91	$89	$90	$97

	March 31, 2015		December 31, 2014		March 31, 2014
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	46%	0.05%	46%	0.05%	47%	0.07%
Alberta	17	0.09%	17	0.10%	16	0.12%
Quebec	14	0.19%	14	0.19%	14	0.19%
British Columbia	14	0.13%	14	0.14%	15	0.17%
Saskatchewan	3	0.15%	3	0.13%	2	0.11%
Nova Scotia	2	0.23%	2	0.23%	2	0.24%
Manitoba	2	0.07%	2	0.07%	2	0.08%
New Brunswick	1	0.22%	1	0.20%	1	0.24%
All Other	1	0.12%	1	0.12%	1	0.11%

Total	100%	0.11%	100%	0.10%	100%	0.12%

By Policy Year
2007 and prior	39%	0.05%	40%	0.05%	44%	0.07%
2008	7	0.22%	7	0.21%	8	0.25%
2009	5	0.19%	5	0.22%	5	0.25%
2010	7	0.23%	8	0.23%	9	0.26%
2011	7	0.26%	7	0.25%	8	0.27%
2012	10	0.19%	10	0.19%	12	0.14%
2013	10	0.11%	11	0.09%	12	0.04%
2014	12	0.05%	12	0.02%	2	— %
2015	3	—%	—	—%	—	— %

Total	100%	0.11%	100%	0.10%	100%	0.12%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)	As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding loans in-force in Canada from most of its customers. As a result, the company estimates that the outstanding loans in-force were 793,700 and 783,700 as of December 31, 2014 and September 30, 2014, respectively. This is based on the extrapolation of the amounts reported by lenders to the entire insured population. The corresponding insured delinquency rate was 0.22% as of December 31, 2014 and September 30, 2014.
(3)	Delinquent rates are based on insured loans in-force.
(4)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(Canadian dollar amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$25	$26	$25	$28	$28	$107
Bulk	2	1	1	—	1	3

Total Paid Claims	$27	$27	$26	$28	$29	$110

Average Paid Claim (in thousands)	$67.9	$60.2	$63.9	$63.4	$66.4

Average Reserve Per Delinquency (in thousands)	$60.4	$60.2	$58.4	$56.4	$57.5

Loss Metrics

Beginning Reserves	$106	$100	$96	$107	$108
Paid claims(1)	(27)	(27)	(26)	(28)	(29)
Increase in reserves	29	33	30	17	28

Ending Reserves	$108	$106	$100	$96	$107

Loan Amount(2)

Over $550K	6%	6%	6%	5%	5%
$400K to $550K	12	11	11	11	11
$250K to $400K	33	33	32	32	32
$100K to $250K	44	45	46	47	47
$100K or Less	5	5	5	5	5

Total	100%	100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$215	$213	$212	$209	$208

Average Effective Loan-To-Value Ratios By Policy Year(3)

2006 and prior	36%	36%	38%	39%	39%
2007	61%	61%	64%	64%	65%
2008	68%	68%	71%	71%	71%
2009	66%	66%	69%	70%	70%
2010	73%	73%	76%	77%	77%
2011	77%	77%	80%	81%	81%
2012	82%	82%	86%	86%	87%
2013	86%	87%	90%	91%	91%
2014	92%	92%	93%	93%	—%
Total Flow	56%	56%	57%	57%	57%

Total Bulk	42%	42%	42%	41%	41%
Total	52%	52%	53%	54%	54%

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.
(3)	Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from the Canadian Real Estate Association. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(dollar amounts in millions)

Primary Insurance	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Insured loans in-force	1,498,197	1,496,616	1,490,221	1,481,201	1,477,063
Insured delinquent loans	5,378	4,953	5,300	5,405	5,070
Insured delinquency rate	0.36%	0.33%	0.36%	0.36%	0.34%

Flow loans in-force	1,382,156	1,378,584	1,370,136	1,362,236	1,355,635
Flow delinquent loans	5,112	4,714	5,031	5,125	4,813
Flow delinquency rate	0.37%	0.34%	0.37%	0.38%	0.36%

Bulk loans in-force	116,041	118,032	120,085	118,965	121,428
Bulk delinquent loans	266	239	269	280	257
Bulk delinquency rate	0.23%	0.20%	0.22%	0.24%	0.21%

Loss Metrics	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Beginning Reserves	$152	$161	$171	$168	$172
Paid claims(1)	(14)	(14)	(19)	(24)	(27)
Increase in reserves	21	15	22	24	17
Impact of changes in foreign exchange rates	(10)	(10)	(13)	3	6

Ending Reserves	$149	$152	$161	$171	$168

	March 31, 2015		December 31, 2014		March 31, 2014
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	29%	0.29%	29%	0.27%	29%	0.31%
Queensland	23	0.50%	23	0.47%	23	0.45%
Victoria	23	0.32%	23	0.30%	23	0.31%
Western Australia	11	0.37%	11	0.32%	11	0.33%
South Australia	6	0.48%	6	0.44%	6	0.42%
Australian Capital Territory	3	0.13%	3	0.16%	3	0.11%
Tasmania	2	0.28%	2	0.25%	2	0.29%
New Zealand	2	0.27%	2	0.28%	2	0.34%
Northern Territory	1	0.20%	1	0.16%	1	0.20%

Total	100%	0.36%	100%	0.33%	100%	0.34%

By Policy Year
2007 and prior	39%	0.29%	40%	0.26%	43%	0.29%
2008	7	0.87%	7	0.87%	8	0.89%
2009	9	0.70%	9	0.66%	10	0.64%
2010	6	0.42%	6	0.38%	7	0.36%
2011	7	0.42%	7	0.40%	8	0.34%
2012	9	0.40%	9	0.32%	10	0.22%
2013	10	0.26%	11	0.18%	11	0.05%
2014	11	0.06%	11	0.02%	3	— %
2015	2	—%	—	—%	—	— %

Total	100%	0.36%	100%	0.33%	100%	0.34%

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(Australian dollar amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$17	$15	$20	$25	$30	$90
Bulk	1	—	1	—	—	1

Total Paid Claims	$18	$15	$21	$25	$30	$91

Average Paid Claim (in thousands)	$62.5	$49.5	$58.6	$60.5	$65.1

Average Reserve Per Delinquency (in thousands)	$36.4	$37.6	$34.8	$33.6	$35.7

Loss Metrics
Beginning Reserves	$186	$184	$181	$181	$192
Paid claims(1)	(18)	(15)	(21)	(25)	(30)
Increase in reserves	28	17	24	25	19

Ending Reserves	$196	$186	$184	$181	$181

Loan Amount(2)
Over $550K	13%	13%	13%	12%	12%
$400K to $550K	19	18	18	18	18
$250K to $400K	37	37	37	37	37
$100K to $250K	26	26	26	27	27
$100K or Less	5	6	6	6	6

Total	100%	100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$211	$210	$208	$207	$205

Average Effective Loan-To-Value Ratios By Policy Year(3)

2006 and prior	36%	36%	38%	38%	40%
2007	57%	58%	60%	61%	63%
2008	65%	66%	67%	68%	70%
2009	67%	68%	69%	70%	73%
2010	72%	73%	74%	76%	78%
2011	73%	74%	76%	77%	80%
2012	74%	75%	77%	78%	80%
2013	78%	79%	81%	82%	84%
2014	85%	86%	87%	87%	—%
Total Flow	60%	60%	61%	61%	62%

Total Bulk	27%	28%	28%	29%	30%
Total	56%	57%	58%	58%	59%

All amounts presented in Australian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.
(3)	Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from RP Data. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter. Effective loan-to-value ratios exclude New Zealand and inward reinsurance policies.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

Risk In-Force by Loan-To-Value Ratio(1)	March 31, 2015			December 31, 2014
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$35,468	$35,468	$—	$37,991	$37,991	$—
90.01% to 95.00%(2)	23,036	23,036	—	24,836	24,836	—
80.01% to 90.00%(2)	14,333	14,330	3	15,499	15,499	—
80.00% and below(2)	28,236	2,828	25,408	28,999	3,038	25,961

Total Canada	$101,073	$75,662	$25,411	$107,325	$81,364	$25,961

Australia
95.01% and above	$16,088	$16,088	$—	$17,143	$17,143	$—
90.01% to 95.00%	21,121	21,114	7	22,207	22,200	7
80.01% to 90.00%	22,210	22,140	70	23,482	23,406	76
80.00% and below	24,887	19,267	5,620	26,758	20,615	6,143

Total Australia	$84,306	$78,609	$5,697	$89,590	$83,364	$6,226

Other Countries(3)
95.01% and above	$466	$466	$—	$534	$534	$—
90.01% to 95.00%	1,090	1,039	51	1,217	1,167	50
80.01% to 90.00%	575	342	233	617	397	220
80.00% and below	143	112	31	163	130	33

Total Other Countries	$2,273	$1,958	$315	$2,531	$2,228	$303

Amounts	may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.
(2)	Previously, lender paid premiums were utilized in the calculation of the loan-to-value ratio for effective risk in-force loans and should have been excluded. Amounts for the prior period have been re-presented to reflect the correction to this calculation.
(3)	Other Countries flow and primary risk in-force exclude $271 million and $296 million, respectively, of risk in-force in Europe ceded under quota share reinsurance agreements as of March 31, 2015 and December 31, 2014.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Income (Loss) and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$150	$151	$146	$144	$137	$578
Net investment income	19	11	19	11	18	59
Net investment gains (losses)	—	—	—	—	—	—
Insurance and investment product fees and other	1	1	—	1	—	2

Total revenues	170	163	165	156	155	639

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	50	91	141	62	63	357
Acquisition and operating expenses, net of deferrals	37	38	35	34	33	140
Amortization of deferred acquisition costs and intangibles	2	2	1	2	2	7

Total benefits and expenses	89	131	177	98	98	504

INCOME (LOSS) BEFORE INCOME TAXES	81	32	(12)	58	57	135
Provision (benefit) for income taxes	29	11	(10)	19	24	44

NET INCOME (LOSS)	52	21	(2)	39	33	91

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net	—	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$52	$21	$(2)	$39	$33	$91

Effective tax rate (operating income (loss))	35.7%	32.5%	80.1%	32.4%	42.0%	32.2%

SALES:
New Insurance Written (NIW)
Flow	$6,300	$6,900	$7,500	$6,100	$3,900	$24,400
Bulk	—	—	—	—	—	—

Total U.S. Mortgage Insurance NIW	$6,300	$6,900	$7,500	$6,100	$3,900	$24,400

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Flow New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2015		2014
	1Q		4Q		3Q		2Q		1Q
	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)	Flow NIW	Premium Rate (bps)
Product
Monthly(1)	$4,400	60	$5,100	60	$6,100	59	$5,300	59	$3,400	58
Single	1,900	160	1,800	155	1,400	194	800	197	500	200

Total Flow	$6,300		$6,900		$7,500		$6,100		$3,900

	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW
FICO Scores
Over 735	$3,700	59%	$4,100	59%	$4,400	59%	$3,600	59%	$2,400	61%
680 - 735	2,100	33	2,200	32	2,400	32	2,000	33	1,200	31
660 - 679(2)	300	5	300	5	400	5	300	5	200	5
620 - 659	200	3	300	4	300	4	200	3	100	3
<620	—	—	—	—	—	—	—	—	—	—

Total Flow	$6,300	100%	$6,900	100%	$7,500	100%	$6,100	100%	$3,900	100%

Loan-To-Value Ratio
95.01% and above	$300	5%	$100	2%	$200	3%	$100	2%	$100	3%
90.01% to 95.00%	3,100	49	3,500	51	3,900	52	3,300	54	1,900	49
85.01% to 90.00%	2,000	32	2,300	33	2,400	32	1,900	31	1,300	33
85.00% and below	900	14	1,000	14	1,000	13	800	13	600	15

Total Flow	$6,300	100%	$6,900	100%	$7,500	100%	$6,100	100%	$3,900	100%

Origination
Purchase	$4,300	68%	$5,300	77%	$6,400	85%	$5,100	84%	$3,000	77%
Refinance	2,000	32	1,600	23	1,100	15	1,000	16	900	23

Total Flow	$6,300	100%	$6,900	100%	$7,500	100%	$6,100	100%	$3,900	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$170	$171	$162	$151	$144	$628

New Risk Written
Flow	$1,557	$1,703	$1,878	$1,521	$960	$6,062
Bulk	—	—	—	—	—	—

Total Primary	1,557	1,703	1,878	1,521	960	6,062
Pool	—	—	—	—	—	—

Total New Risk Written	$1,557	$1,703	$1,878	$1,521	$960	$6,062

Primary Insurance In-Force	$115,200	$114,400	$112,400	$110,500	$109,100

Risk In-Force
Flow	$28,415	$28,112	$27,507	$26,880	$26,405
Bulk(1)	387	402	419	434	442

Total Primary	28,802	28,514	27,926	27,314	26,847
Pool	142	151	159	163	171

Total Risk In-Force	$28,944	$28,665	$28,085	$27,477	$27,018

Primary Risk In-Force That Is GSE Conforming	97%	97%	97%	97%	97%

GAAP Basis Expense Ratio(2)	26%	26%	25%	25%	25%	25%

Adjusted Expense Ratio(3)	23%	23%	23%	23%	24%	23%

Flow Persistency	81%	83%	80%	83%	85%

Risk To Capital Ratio(4)	14.1:1	14.5:1	15.4:1	14.6:1	18.7:1

Average Primary Loan Size (in thousands)	$182	$181	$180	$178	$176

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	As of March 31, 2015, 84% of our bulk risk in-force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(2)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(3)	The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(4)	Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Loss Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct	$130	$142	$148	$148	$178	$616
Assumed(1)	5	3	4	6	6	19
Ceded	(16)	(4)	(3)	(4)	(15)	(26)
Loss adjustment expenses	4	4	4	4	5	17

Total Flow	123	145	153	154	174	626
Bulk	2	2	2	2	2	8

Total Primary	125	147	155	156	176	634
Pool	1	2	1	1	1	5

Total Paid Claims	$126	$149	$156	$157	$177	$639

Average Paid Claim (in thousands)	$46.5	$46.6	$47.6	$47.2	$43.6

Average Reserve Per Delinquency (in thousands)
Flow	$31.0	$30.2	$30.7	$30.0	$30.3
Bulk loans with established reserve	21.2	20.4	20.5	22.5	19.2
Bulk loans with no reserve(2)	—	—	—	—	—

Reserves:
Flow direct case	$992	$1,065	$1,122	$1,083	$1,172
Bulk direct case	20	21	22	24	25
Assumed(1)	15	21	21	24	29
All other(3)	60	73	74	125	129

Total Reserves	$1,087	$1,180	$1,239	$1,256	$1,355

Beginning Reserves	$1,180	$1,239	$1,256	$1,355	$1,482	$1,482
Paid claims	(142)	(153)	(158)	(162)	(192)	(665)
Increase in reserves	49	94	141	63	65	363

Ending Reserves	$1,087	$1,180	$1,239	$1,256	$1,355	$1,180

Beginning Reinsurance Recoverable(4)	$24	$25	$27	$31	$44	$44
Ceded paid claims	(16)	(4)	(2)	(5)	(15)	(26)
Increase in recoverable	(1)	3	—	1	2	6

Ending Reinsurance Recoverable	$7	$24	$25	$27	$31	$24

Loss Ratio(5)	33%	61%	97%	43%	46%	62%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(3)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(4)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(5)	The ratio of incurred losses to net earned premiums. Lender settlements of $53 million in the third quarter of 2014 increased the loss ratio by 37 percentage points and 9 percentage points for the three months ended September 30, 2014 and the twelve months ended December 31, 2014, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	34,220	38,177	39,485	40,897	43,733
Bulk loans with an established reserve	984	1,109	1,147	1,147	1,434
Bulk loans with no reserve(1)	461	500	515	561	694

Total Number of Primary Delinquencies	35,665	39,786	41,147	42,605	45,861

Beginning Number of Primary Delinquencies	39,786	41,147	42,605	45,861	51,459	51,459
New delinquencies	9,554	10,826	11,574	10,568	12,100	45,068
Delinquency cures	(10,988)	(9,030)	(9,790)	(10,545)	(13,678)	(43,043)
Paid claims	(2,687)	(3,157)	(3,242)	(3,279)	(4,020)	(13,698)

Ending Number of Primary Delinquencies	35,665	39,786	41,147	42,605	45,861	39,786

Composition of Cures
Reported delinquent and cured-intraquarter	2,271	1,434	2,093	1,993	3,141
Number of missed payments delinquent prior to cure:
3 payments or less	6,112	5,340	5,202	5,335	7,252
4 - 11 payments	1,912	1,613	1,772	2,253	2,391
12 payments or more	693	643	723	964	894

Total	10,988	9,030	9,790	10,545	13,678

Primary Delinquencies by Missed Payment Status
3 payments or less	9,271	11,318	11,478	11,228	11,351
4 - 11 payments	9,086	9,684	9,610	9,913	11,463
12 payments or more	17,308	18,784	20,059	21,464	23,047

Primary Delinquencies	35,665	39,786	41,147	42,605	45,861

		March 31, 2015
Flow Delinquencies and Percentage Reserved by Payment Status		Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default		8,895	$57	$360	16%
4 - 11 payments in default		8,792	223	361	62%
12 payments or more in default		16,533	712	825	86%

Total		34,220	$992	$1,546	64%

		December 31, 2014
Flow Delinquencies and Percentage Reserved by Payment Status		Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default		10,849	$76	$426	18%
4 - 11 payments in default		9,368	238	383	62%
12 payments or more in default		17,960	751	895	84%

Total		38,177	$1,065	$1,704	63%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2015	2014
	1Q	4Q	3Q	2Q	1Q
Primary Loans
Primary loans in-force	631,591	630,852	624,850	620,415	618,442
Primary delinquent loans	35,665	39,786	41,147	42,605	45,861
Primary delinquency rate	5.65%	6.31%	6.59%	6.87%	7.42%

Flow loans in-force	601,472	599,206	591,823	585,719	582,553
Flow delinquent loans	34,220	38,177	39,485	40,897	43,733
Flow delinquency rate	5.69%	6.37%	6.67%	6.98%	7.51%

Bulk loans in-force	30,119	31,646	33,027	34,696	35,889
Bulk delinquent loans	1,445	1,609	1,662	1,708	2,128
Bulk delinquency rate	4.80%	5.08%	5.03%	4.92%	5.93%

A minus and sub-prime loans in-force	33,805	33,529	34,825	36,219	37,714
A minus and sub-prime delinquent loans	7,019	7,851	8,017	8,238	8,789
A minus and sub-prime delinquency rate	20.76%	23.42%	23.02%	22.74%	23.30%

Pool Loans
Pool loans in-force	7,979	8,282	10,125	10,336	10,710
Pool delinquent loans	468	521	549	546	575
Pool delinquency rate	5.87%	6.29%	5.42%	5.28%	5.37%

Primary Risk In-Force by Credit Quality
Over 735	52%	51%	51%	51%	50%
680-735	31%	31%	30%	30%	30%
660-679(1)	7%	7%	7%	7%	8%
620-659	7%	8%	8%	8%	8%
< 620	3%	3%	4%	4%	4%

(1)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	March 31, 2015
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Deliquency Rate
2004 and prior	6.09%	12.2%	$5,110	4.4%	$1,164	4.0%	14.37%
2005	5.66%	12.3	4,378	3.8	1,173	4.1	13.58%
2006	5.90%	17.7	6,919	6.0	1,765	6.1	13.13%
2007	5.82%	36.9	16,817	14.6	4,223	14.7	12.19%
2008	5.35%	17.8	14,748	12.8	3,732	12.9	7.08%
2009	4.96%	0.7	2,372	2.1	545	1.9	2.15%
2010	4.69%	0.6	3,129	2.7	750	2.6	1.41%
2011	4.51%	0.5	4,224	3.7	1,061	3.7	1.07%
2012	3.80%	0.5	10,533	9.1	2,672	9.3	0.47%
2013	3.97%	0.5	18,003	15.6	4,497	15.6	0.36%
2014	4.39%	0.3	22,690	19.7	5,669	19.7	0.15%
2015	4.08%	—	6,320	5.5	1,551	5.4	0.02%

Total	4.93%	100.0%	$115,243	100.0%	$28,802	100.0%	5.65%

	March 31, 2015		December 31, 2014		March 31, 2014
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate
Lender concentration (by original applicant)	$28,802	5.65%	$28,514	6.31%	$26,847	7.42%
Top 10 lenders	12,123	6.98%	12,306	7.65%	12,450	8.41%
Top 20 lenders	14,177	6.54%	14,322	7.47%	14,337	8.32%

Loan-to-value ratio
95.01% and above	$6,654	8.16%	$6,763	9.07%	$7,267	9.24%
90.01% to 95.00%	12,398	4.34%	12,008	4.99%	10,187	6.57%
80.01% to 90.00%	9,402	5.51%	9,383	6.03%	8,999	7.30%
80.00% and below	348	3.37%	360	3.55%	394	3.59%

Total	$28,802	5.65%	$28,514	6.31%	$26,847	7.42%

Loan grade
Prime	$27,593	4.81%	$27,262	5.35%	$25,446	6.38%
A minus and sub-prime	1,209	21.18%	1,252	23.42%	1,401	23.30%

Total	$28,802	5.65%	$28,514	6.31%	$26,847	7.42%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $1,087 million as of March 31, 2015.

U.S. Life Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Income (Loss)—U.S. Life Insurance Division

(amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$778	$827	$821	$762	$759	$3,169
Net investment income	671	676	658	671	660	2,665
Net investment gains (losses)	(4)	12	1	25	3	41
Insurance and investment product fees and other	180	180	186	175	171	712

Total revenues	1,625	1,695	1,666	1,633	1,593	6,587

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,091	1,981	1,722	1,087	1,030	5,820
Interest credited	150	154	155	155	154	618
Acquisition and operating expenses, net of deferrals	163	168	173	156	161	658
Amortization of deferred acquisition costs and intangibles	73	98	91	81	75	345
Goodwill impairment	—	299	550	—	—	849
Interest expense	25	23	22	21	21	87

Total benefits and expenses	1,502	2,723	2,713	1,500	1,441	8,377

INCOME (LOSS) BEFORE INCOME TAXES	123	(1,028)	(1,047)	133	152	(1,790)
Provision (benefit) for income taxes	43	(278)	(211)	47	57	(385)

NET INCOME (LOSS)	80	(750)	(836)	86	95	(1,405)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	1	(6)	(3)	(17)	(1)	(27)
Goodwill impairment, net	—	274	517	—	—	791

NET OPERATING INCOME (LOSS)	$81	$(482)	$(322)	$69	$94	$(641)

Effective tax rate (operating income (loss))	35.3%	34.7%	35.8%	35.6%	37.3%	34.7%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Three months ended March 31, 2015	Long-Term Care Insurance	Life Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$589	$179	$10	$778	$778
Net investment income	313	127	231	671	671
Net investment gains (losses)	3	3	(10)	(4)	(4)
Insurance and investment product fees and other	—	178	2	180	180

Total revenues	905	487	233	1,625	1,625

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	766	250	75	1,091	1,091
Interest credited	—	66	84	150	150
Acquisition and operating expenses, net of deferrals	95	51	17	163	163
Amortization of deferred acquisition costs and intangibles	26	30	17	73	73
Interest expense	—	25	—	25	25

Total benefits and expenses	887	422	193	1,502	1,502

INCOME BEFORE INCOME TAXES	18	65	40	123	123
Provision for income taxes	6	23	14	43	43

NET INCOME	12	42	26	80	80

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net	(2)	(2)	5	1	1

NET OPERATING INCOME	$10	$40	$31	$81	$81

Effective tax rate (operating income)	35.3%	35.3%	35.3%	35.3%	35.3%

	U.S. Life Insurance Segment
Three months ended March 31, 2014	Long-Term Care Insurance	Life Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$565	$183	$11	$759	$759
Net investment income	290	128	242	660	660
Net investment gains (losses)	—	1	2	3	3
Insurance and investment product fees and other	1	168	2	171	171

Total revenues	856	480	257	1,593	1,593

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	664	281	85	1,030	1,030
Interest credited	—	66	88	154	154
Acquisition and operating expenses, net of deferrals	93	50	18	161	161
Amortization of deferred acquisition costs and intangibles	26	26	23	75	75
Interest expense	—	21	—	21	21

Total benefits and expenses	783	444	214	1,441	1,441

INCOME BEFORE INCOME TAXES	73	36	43	152	152
Provision for income taxes	27	14	16	57	57

NET INCOME	46	22	27	95	95

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net	—	(1)	—	(1)	(1)

NET OPERATING INCOME	$46	$21	$27	$94	$94

Effective tax rate (operating income)	37.0%	39.3%	36.2%	37.3%	37.3%

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Income (Loss) and Sales—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$589	$607	$587	$577	$565	$2,336
Net investment income	313	303	293	292	290	1,178
Net investment gains (losses)	3	6	(1)	3	—	8
Insurance and investment product fees and other	—	—	—	—	1	1

Total revenues	905	916	879	872	856	3,523

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	766	1,545	1,313	735	664	4,257
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	95	106	103	97	93	399
Amortization of deferred acquisition costs and intangibles	26	34	25	27	26	112
Goodwill impairment	—	154	200	—	—	354
Interest expense	—	—	—	—	—	—

Total benefits and expenses	887	1,839	1,641	859	783	5,122

INCOME (LOSS) BEFORE INCOME TAXES	18	(923)	(762)	13	73	(1,599)
Provision (benefit) for income taxes	6	(291)	(234)	5	27	(493)

NET INCOME (LOSS)	12	(632)	(528)	8	46	(1,106)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	(2)	(3)	—	(2)	—	(5)
Goodwill impairment, net	—	129	167	—	—	296

NET OPERATING INCOME (LOSS)	$10	$(506)	$(361)	$6	$46	$(815)

Effective tax rate (operating income (loss))	35.3%	34.6%	35.7%	37.1%	37.0%	34.9%

SALES:
Individual Long-Term Care Insurance	$10	$17	$28	$24	$21	$90
Group Long-Term Care Insurance	1	6	1	2	1	10

Total Sales	$11	$23	$29	$26	$22	$100

RATIOS:
Loss Ratio(1)	72.4%	200.1%	173.0%	73.2%	63.3%	128.8%
Gross Benefits Ratio(2)	130.2%	254.4%	224.1%	127.3%	117.5%	182.2%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Income and Sales—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$179	$175	$193	$171	$183	$722
Net investment income	127	133	123	137	128	521
Net investment gains (losses)	3	—	10	23	1	34
Insurance and investment product fees and other	178	179	184	173	168	704

Total revenues	487	487	510	504	480	1,981

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	250	315	293	257	281	1,146
Interest credited	66	67	67	66	66	266
Acquisition and operating expenses, net of deferrals	51	45	52	45	50	192
Amortization of deferred acquisition costs and intangibles	30	36	46	32	26	140
Goodwill impairment	—	145	350	—	—	495
Interest expense	25	23	22	21	21	87

Total benefits and expenses	422	631	830	421	444	2,326

INCOME (LOSS) BEFORE INCOME TAXES	65	(144)	(320)	83	36	(345)
Provision for income taxes	23	—	11	29	14	54

NET INCOME (LOSS)	42	(144)	(331)	54	22	(399)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	(2)	—	(6)	(15)	(1)	(22)
Goodwill impairment, net	—	145	350	—	—	495

NET OPERATING INCOME	$40	$1	$13	$39	$21	$74

Effective tax rate (operating income)	35.3%	NM (1)	35.2%	35.4%	39.3%	36.2%

SALES:

Sales by Product:
Term Life	$9	$11	$13	$14	$13	$51
Universal Life	4	7	11	7	6	31
Linked-Benefits	4	5	4	5	2	16

Total Sales	$17	$23	$28	$26	$21	$98

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Income and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$10	$45	$41	$14	$11	$111
Net investment income	231	240	242	242	242	966
Net investment gains (losses)	(10)	6	(8)	(1)	2	(1)
Insurance and investment product fees and other	2	1	2	2	2	7

Total revenues	233	292	277	257	257	1,083

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	75	121	116	95	85	417
Interest credited	84	87	88	89	88	352
Acquisition and operating expenses, net of deferrals	17	17	18	14	18	67
Amortization of deferred acquisition costs and intangibles	17	28	20	22	23	93
Interest expense	—	—	—	—	—	—

Total benefits and expenses	193	253	242	220	214	929

INCOME BEFORE INCOME TAXES	40	39	35	37	43	154
Provision for income taxes	14	13	12	13	16	54

NET INCOME	26	26	23	24	27	100

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net	5	(3)	3	—	—	—

NET OPERATING INCOME	$31	$23	$26	$24	$27	$100

Effective tax rate (operating income)	35.3%	33.3%	34.8%	35.5%	36.2%	35.0%

SALES:
Sales by Product:
Single Premium Deferred Annuities	$306	$439	$322	$400	$492	$1,653
Single Premium Immediate Annuities	20	56	49	29	28	162

Total Sales	$326	$495	$371	$429	$520	$1,815

Corporate and Other Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Loss—Corporate and Other Division

(amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$180	$172	$186	$200	$176	$734
Net investment income	47	56	50	56	53	215
Net investment gains (losses)	5	(18)	(24)	(3)	(17)	(62)
Insurance and investment product fees and other	47	53	52	53	54	212

Total revenues	279	263	264	306	266	1,099

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	58	58	65	62	54	239
Interest credited	30	31	30	29	29	119
Acquisition and operating expenses, net of deferrals	138	136	138	155	135	564
Amortization of deferred acquisition costs and intangibles	32	42	36	40	42	160
Interest expense	84	88	84	91	98	361

Total benefits and expenses	342	355	353	377	358	1,443

LOSS BEFORE INCOME TAXES	(63)	(92)	(89)	(71)	(92)	(344)
Provision (benefit) for income taxes	(27)	(174)	2	(23)	(50)	(245)

NET INCOME (LOSS)	(36)	82	(91)	(48)	(42)	(99)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net	(5)	9	11	1	10	31
Tax impact from potential business portfolio changes	—	(108)	—	—	—	(108)

NET OPERATING LOSS	$(41)	$(17)	$(80)	$(47)	$(32)	$(176)

Effective tax rate (operating loss)	40.5%	79.0%	-10.5%	33.0%	57.5%	40.5%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Three months ended March 31, 2015	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$180	$—	$—	$180
Net investment income	22	31	(6)	47
Net investment gains (losses)	—	(6)	11	5
Insurance and investment product fees and other	—	49	(2)	47

Total revenues	202	74	3	279

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	51	7	—	58
Interest credited	—	30	—	30
Acquisition and operating expenses, net of deferrals	117	19	2	138
Amortization of deferred acquisition costs and intangibles	26	5	1	32
Interest expense	9	—	75	84

Total benefits and expenses	203	61	78	342

INCOME (LOSS) BEFORE INCOME TAXES	(1)	13	(75)	(63)
Provision (benefit) for income taxes	(1)	3	(29)	(27)

NET INCOME (LOSS)	—	10	(46)	(36)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net	—	1	(6)	(5)

NET OPERATING INCOME (LOSS)	$—	$11	$(52)	$(41)

Effective tax rate (operating income (loss))	35.0%	26.7%	38.1%	40.5%

Three months ended March 31, 2014	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$175	$1	$—	$176
Net investment income	30	32	(9)	53
Net investment gains (losses)	1	(13)	(5)	(17)
Insurance and investment product fees and other	1	53	—	54

Total revenues	207	73	(14)	266

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	46	8	—	54
Interest credited	—	29	—	29
Acquisition and operating expenses, net of deferrals	109	20	6	135
Amortization of deferred acquisition costs and intangibles	30	11	1	42
Interest expense	15	—	83	98

Total benefits and expenses	200	68	90	358

INCOME (LOSS) BEFORE INCOME TAXES	7	5	(104)	(92)
Benefit for income taxes	(1)	—	(49)	(50)

NET INCOME (LOSS)	8	5	(55)	(42)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net	(1)	7	4	10

NET OPERATING INCOME (LOSS)	$7	$12	$(51)	$(32)

Effective tax rate (operating income (loss))	-22.3%	25.1%	47.8%	57.5%

(1)	Includes inter-segment eliminations.

International Protection Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Income (Loss) and Sales—International Protection Segment

(amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$180	$172	$185	$199	$175	$731
Net investment income	22	22	27	22	30	101
Net investment gains (losses)	—	(1)	—	—	1	—
Insurance and investment product fees and other	—	—	2	2	1	5

Total revenues	202	193	214	223	207	837

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	51	48	52	56	46	202
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	117	110	117	126	109	462
Amortization of deferred acquisition costs and intangibles	26	28	30	30	30	118
Interest expense	9	12	10	9	15	46

Total benefits and expenses	203	198	209	221	200	828

INCOME (LOSS) BEFORE INCOME TAXES	(1)	(5)	5	2	7	9
Provision (benefit) for income taxes	(1)	(109)	3	—	(1)	(107)

NET INCOME	—	104	2	2	8	116

ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net	—	—	1	—	(1)	—
Tax impact from potential business portfolio changes	—	(108)	—	—	—	(108)

NET OPERATING INCOME (LOSS)(1)	$—	$(4)	$3	$2	$7	$8

Effective tax rate (operating income (loss))	35.0%	21.7%	47.7%	6.8%	-22.3%	5.8%

Net Premiums Written
Northern Europe	$82	$85	$94	$104	$115	$398
Southern Europe	100	71	76	86	108	341
Structured Deals(2)	58	8	5	—	1	14
New Markets	6	8	7	15	11	41

Pre-Deposit Accounting Basis(3)	246	172	182	205	235	794

Deposit Accounting Adjustments	53	23	17	6	39	85

Total(4)	$193	$149	$165	$199	$196	$709

Loss Ratio	28%	28%	28%	28%	26%	28%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was zero for the three months ended March 31, 2015.
(2)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.
(3)	This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the net premiums written activity as if these reinsurance agreements, except for the reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. While this is a non-GAAP measure, management believes that “net premiums written on a pre-deposit accounting basis” represent an economic view of written premiums and enhances the understanding of the underlying performance of the business. However, net premiums written on a pre-deposit accounting basis is not a substitute for net premiums written determined in accordance with GAAP.
(4)	Net premiums written adjusted for foreign exchange as compared to the prior year period for the International Protection segment were $194 million for the three months ended March 31, 2015.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	1Q 2015
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$180	$54	$234
Net investment income	22	(9)	13
Net investment gains (losses)	—	—	—
Insurance and investment product fees and other	—	(1)	(1)

Total revenues	202	44	246

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	51	24	75
Interest credited	—	—	—
Acquisition and operating expenses, net of deferrals	117	17	134
Amortization of deferred acquisition costs and intangibles	26	6	32
Interest expense	9	(3)	6

Total benefits and expenses	203	44	247

LOSS BEFORE INCOME TAXES	(1)	—	(1)
Benefit for income taxes	(1)	—	(1)

NET INCOME	—	—	—

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net	—	—	—

NET OPERATING INCOME(1)	$—	$—	$—

Effective tax rate (operating income)	35.0%		35.0%

Other Metrics:
Premiums	$180	$54	$234
Benefits and other changes in policy reserves	51	24	75
Commissions(2)	88	22	110

Margin before profit sharing	41	8	49
Profit share(2)	19	2	21

Underwriting profit(3)	$22	$6	$28

Loss Ratio	28%		32%

Underwriting Margin(3)	12%		12%

Combined Ratio(4)	108%		103%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for the reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income (loss) available to Genworth Financial, Inc.’s common stockholders or to segment net operating income (loss). While ‘‘pre-deposit accounting basis” is a non-GAAP measure, management believes that it represents an economic view of the underlying performance of the business. However, pre-deposit accounting basis is not a substitute for income statement activity determined in accordance with GAAP.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was zero for the three months ended March 31, 2015.
(2)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(3)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(4)	The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Income (Loss) (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	4Q 2014			3Q 2014			2Q 2014			1Q 2014			Total 2014
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$172	$30	$202	$185	$34	$219	$199	$41	$240	$175	$43	$218	$731	$148	$879
Net investment income	22	(7)	15	27	(10)	17	22	(7)	15	30	(10)	20	101	(34)	67
Net investment gains (losses)	(1)	—	(1)	—	—	—	—	—	—	1	—	1	—	—	—
Insurance and investment product fees and other	—	—	—	2	—	2	2	—	2	1	—	1	5	—	5

Total revenues	193	23	216	214	24	238	223	34	257	207	33	240	837	114	951

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	48	14	62	52	9	61	56	20	76	46	20	66	202	63	265
Interest credited	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	110	8	118	117	9	126	126	8	134	109	9	118	462	34	496
Amortization of deferred acquisition costs and intangibles	28	7	35	30	8	38	30	9	39	30	10	40	118	34	152
Interest expense	12	(6)	6	10	(2)	8	9	(3)	6	15	(6)	9	46	(17)	29

Total benefits and expenses	198	23	221	209	24	233	221	34	255	200	33	233	828	114	942

INCOME (LOSS) BEFORE INCOME TAXES	(5)	—	(5)	5	—	5	2	—	2	7	—	7	9	—	9
Provision (benefit) for income taxes	(109)	—	(109)	3	—	3	—	—	—	(1)	—	(1)	(107)	—	(107)

NET INCOME	104	—	104	2	—	2	2	—	2	8	—	8	116	—	116

ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net	—	—	—	1	—	1	—	—	—	(1)	—	(1)	—	—	—
Tax impact from potential business portfolio changes	(108)	—	(108)	—	—	—	—	—	—	—	—	—	(108)	—	(108)

NET OPERATING INCOME (LOSS)	$(4)	$—	$(4)	$3	$—	$3	$2	$—	$2	$7	$—	$7	$8	$—	$8

Effective tax rate (operating income (loss))	21.7%		21.7%	47.7%		47.7%	6.8%		6.8%	-22.3%		-22.3%	5.8%		5.8%

Other Metrics:
Premiums	$172	$30	$202	$185	$34	$219	$199	$41	$240	$175	$43	$218	$731	$148	$879
Benefits and other changes in policy reserves	48	14	62	52	9	61	56	20	76	46	20	66	202	63	265
Commissions(1)	80	5	85	87	6	93	96	8	104	81	9	90	344	28	372

Margin before profit sharing	44	11	55	46	19	65	47	13	60	48	14	62	185	57	242
Profit share(1)	18	10	28	22	10	32	18	10	28	19	9	28	77	39	116

Underwriting profit(2)	$26	$1	$27	$24	$9	$33	$29	$3	$32	$29	$5	$34	$108	$18	$126

Loss Ratio	28%		31%	28%		28%	28%		32%	26%		30%	28%		30%

Underwriting Margin(2)	15%		13%	13%		15%	15%		13%	17%		16%	15%		14%

Combined Ratio(3)	108%		106%	108%		103%	107%		104%	106%		103%	107%		104%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for the reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.’s common stockholders or to segment net operating income. While ‘‘pre-deposit accounting basis” is a non-GAAP measure, management believes that it represents an economic view of the underlying performance of the business. However, pre-deposit accounting basis is not a substitute for income statement activity determined in accordance with GAAP.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(2)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(3)	The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Income—Runoff Segment

(amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$1	$1	$1	$3
Net investment income	31	32	32	33	32	129
Net investment gains (losses)	(6)	(23)	(33)	3	(13)	(66)
Insurance and investment product fees and other	49	51	53	52	53	209

Total revenues	74	60	53	89	73	275

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	7	10	13	6	8	37
Interest credited	30	31	30	29	29	119
Acquisition and operating expenses, net of deferrals	19	22	22	20	20	84
Amortization of deferred acquisition costs and intangibles	5	13	5	10	11	39
Interest expense	—	—	—	1	—	1

Total benefits and expenses	61	76	70	66	68	280

INCOME (LOSS) BEFORE INCOME TAXES	13	(16)	(17)	23	5	(5)
Provision (benefit) for income taxes	3	(19)	(5)	5	—	(19)

NET INCOME (LOSS)	10	3	(12)	18	5	14

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net	1	13	17	(3)	7	34

NET OPERATING INCOME	$11	$16	$5	$15	$12	$48

Effective tax rate (operating income)	26.7%	NM (1)	48.2%	16.1%	25.1%	-1.0%

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	(6)	2	(9)	1	(9)	(15)
Net investment gains (losses)	11	6	9	(6)	(5)	4
Insurance and investment product fees and other	(2)	2	(3)	(1)	—	(2)

Total revenues	3	10	(3)	(6)	(14)	(13)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	2	4	(1)	9	6	18
Amortization of deferred acquisition costs and intangibles	1	1	1	—	1	3
Interest expense	75	76	74	81	83	314

Total benefits and expenses	78	81	74	90	90	335

LOSS BEFORE INCOME TAXES	(75)	(71)	(77)	(96)	(104)	(348)
Provision (benefit) for income taxes	(29)	(46)	4	(28)	(49)	(119)

NET LOSS	(46)	(25)	(81)	(68)	(55)	(229)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net	(6)	(4)	(7)	4	4	(3)

NET OPERATING LOSS	$(52)	$(29)	$(88)	$(64)	$(51)	$(232)

Effective tax rate (operating loss)	38.1%	61.7%	-0.9%	28.8%	47.8%	34.0%

(1)	Includes inter-segment eliminations.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Investments Summary

(amounts in millions)

		March 31, 2015		December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$37,115	47%	$36,684	47%	$36,587	48%	$36,726	48%	$35,526	48%
Private fixed maturity securities		11,494	14	11,630	15	11,493	15	11,608	15	11,125	15
Residential mortgage-backed securities(1)		5,022	6	5,094	7	5,003	7	5,057	7	4,945	7
Commercial mortgage-backed securities		2,548	3	2,491	3	2,517	3	2,630	3	2,656	4
Other asset-backed securities		3,767	5	3,669	5	3,770	5	3,700	5	3,343	4
Tax-exempt		360	1	361	—	356	—	353	—	317	—
Non-investment grade fixed maturity securities		2,636	3	2,518	3	2,591	4	2,286	3	2,332	3
Equity securities:
Common stocks and mutual funds		141	—	194	—	221	—	227	—	260	—
Preferred stocks		165	—	88	—	92	—	93	—	89	—
Commercial mortgage loans		6,149	8	6,100	8	6,077	8	5,986	8	5,894	8
Restricted commercial mortgage loans related to securitization entities		188	—	201	—	209	—	217	—	227	—
Policy loans		1,506	2	1,501	2	1,512	2	1,514	2	1,438	2
Cash, cash equivalents and short-term investments		5,570	7	5,218	7	3,655	5	4,220	5	4,492	6
Securities lending		323	1	289	1	339	—	277	—	261	—
Other invested assets:	Limited partnerships	215	—	252	—	262	—	263	1	267	—
	Derivatives:
	Long-term care (LTC) forward starting swap—cash flow	948	1	639	1	252	—	197	—	137	—
	Other cash flow	9	—	6	—	10	—	20	—	30	—
	Equity index options—non-qualified	15	—	17	—	11	—	4	—	11	—
	Other non-qualified	512	1	470	—	391	1	395	1	352	1
	Trading portfolio	218	—	241	—	226	—	226	—	247	—
	Counterparty collateral	—	—	—	—	521	1	417	1	355	1
	Restricted other invested assets related to securitization entities	411	1	411	1	404	1	404	1	398	1
	Other	71	—	82	—	91	—	82	—	83	—

Total invested assets and cash		$79,383	100%	$78,156	100%	$76,590	100%	$76,902	100%	$74,785	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$15,647	33%	$15,743	34%	$15,459	33%	$15,552	33%	$15,338	34%
AA		4,955	11	4,844	10	4,957	11	5,056	11	4,759	10
A		14,050	30	13,887	30	13,823	30	13,470	29	12,920	29
BBB		10,814	23	10,612	23	10,753	23	11,162	24	10,847	24
BB		1,396	3	1,362	3	1,388	3	1,232	3	1,251	3
B		76	—	76	—	78	—	82	—	87	—
CCC and lower		108	—	112	—	113	—	113	—	114	—

Total public fixed maturity securities		$47,046	100%	$46,636	100%	$46,571	100%	$46,667	100%	$45,316	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$1,528	10%	$1,597	10%	$1,585	10%	$1,636	10%	$1,554	10%
AA		2,040	13	2,104	14	1,902	12	1,800	12	1,661	11
A		5,140	32	4,928	31	5,034	32	5,027	32	4,593	31
BBB		6,132	39	6,214	39	6,213	39	6,371	40	6,240	42
BB		912	5	794	5	838	5	723	5	740	5
B		126	1	95	1	95	1	57	—	57	—
CCC and lower		18	—	79	—	79	1	79	1	83	1

Total private fixed maturity securities		$15,896	100%	$15,811	100%	$15,746	100%	$15,693	100%	$14,928	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Fixed Maturity Securities Summary

(amounts in millions)

	March 31, 2015		December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$6,132	10%	$6,000	10%	$5,642	9%	$5,483	9%	$5,214	9%
Tax-exempt	361	1	362	1	356	1	353	1	317	—
Foreign government	2,008	3	2,106	3	2,035	3	2,132	3	2,153	4
U.S. corporate	27,900	44	27,200	44	26,956	43	26,847	43	26,060	43
Foreign corporate	14,886	24	15,132	24	15,637	25	15,749	25	15,141	25
Residential mortgage-backed securities	5,163	8	5,240	8	5,155	8	5,212	8	5,102	8
Commercial mortgage-backed securities	2,690	4	2,702	4	2,728	5	2,845	5	2,881	5
Other asset-backed securities	3,802	6	3,705	6	3,808	6	3,739	6	3,376	6

Total fixed maturity securities	$62,942	100%	$62,447	100%	$62,317	100%	$62,360	100%	$60,244	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$7,777	19%	$7,687	19%	$7,771	19%	$7,908	19%	$7,506	19%
Utilities and energy	10,017	25	9,931	25	9,901	25	9,890	24	9,494	24
Consumer—non-cyclical	4,769	12	4,773	12	4,778	12	4,825	12	4,837	12
Consumer—cyclical	2,419	6	2,427	6	2,425	6	2,408	6	2,337	6
Capital goods	2,397	6	2,402	6	2,364	6	2,402	6	2,335	6
Industrial	2,960	7	2,906	7	2,948	7	2,885	7	2,734	7
Technology and communications	3,174	8	3,113	8	3,142	8	3,066	8	2,978	8
Transportation	1,761	4	1,687	4	1,729	4	1,702	4	1,653	4
Other	5,281	13	5,347	13	5,411	13	5,699	14	5,469	14

Subtotal	40,555	100%	40,273	100%	40,469	100%	40,785	100%	39,343	100%

Non-Investment Grade:
Finance and insurance	454	20%	465	23%	483	23%	306	17%	332	18%
Utilities and energy	448	20	339	17	389	18	338	19	335	18
Consumer—non-cyclical	268	12	229	11	211	10	217	12	229	12
Consumer—cyclical	109	5	83	4	64	3	55	3	60	3
Capital goods	255	11	232	11	291	14	297	16	291	15
Industrial	271	12	296	14	265	12	252	14	254	14
Technology and communications	346	16	336	16	358	17	318	17	330	18
Transportation	18	1	19	1	20	1	16	1	15	1
Other	62	3	60	3	43	2	12	1	12	1

Subtotal	2,231	100%	2,059	100%	2,124	100%	1,811	100%	1,858	100%

Total	$42,786	100%	$42,332	100%	$42,593	100%	$42,596	100%	$41,201	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$2,077	3%	$2,326	4%	$2,640	4%	$2,784	4%	$3,118	5%
Due after one year through five years	11,552	18	11,410	19	11,009	18	10,701	17	10,257	17
Due after five years through ten years	12,343	20	12,496	20	13,113	21	13,401	22	12,915	21
Due after ten years	25,315	41	24,568	39	23,864	38	23,678	38	22,595	38

Subtotal	51,287	82	50,800	82	50,626	81	50,564	81	48,885	81
Mortgage and asset-backed securities	11,655	18	11,647	18	11,691	19	11,796	19	11,359	19

Total fixed maturity securities	$62,942	100%	$62,447	100%	$62,317	100%	$62,360	100%	$60,244	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$639	$666	$651	$666	$648	$2,631
Fixed maturity securities—non-taxable	3	3	3	3	3	12
Commercial mortgage loans	85	87	82	81	83	333
Restricted commercial mortgage loans related to securitization entities	4	3	3	4	4	14
Equity securities	4	3	3	4	4	14
Other invested assets	48	37	36	26	39	138
Limited partnerships	7	2	10	13	11	36
Restricted other invested assets related to securitization entities	1	2	1	1	1	5
Policy loans	33	34	32	32	31	129
Cash, cash equivalents and short-term investments	3	5	7	7	5	24

Gross investment income before expenses and fees	827	842	828	837	829	3,336
Expenses and fees	(24)	(23)	(23)	(24)	(24)	(94)

Net investment income	$803	$819	$805	$813	$805	$3,242

Annualized Yields
Fixed maturity securities—taxable	4.5%	4.7%	4.6%	4.7%	4.6%	4.6%
Fixed maturity securities—non-taxable	3.5%	3.5%	3.4%	3.5%	3.7%	3.5%
Commercial mortgage loans	5.6%	5.7%	5.4%	5.5%	5.6%	5.6%
Restricted commercial mortgage loans related to securitization entities	8.2%	5.8%	6.6%	6.7%	7.0%	6.6%
Equity securities	6.0%	4.5%	4.2%	5.3%	5.1%	4.8%
Other invested assets	88.1%	62.4%	58.6%	40.5%	56.9%	54.6%
Limited partnerships(1)	12.0%	3.1%	15.3%	19.6%	16.1%	13.6%
Restricted other invested assets related to securitization entities	1.0%	2.1%	1.0%	1.0%	1.0%	1.3%
Policy loans	8.8%	9.0%	8.5%	8.7%	8.6%	8.7%
Cash, cash equivalents and short-term investments	0.2%	0.5%	0.7%	0.6%	0.4%	0.5%

Gross investment income before expenses and fees	4.6%	4.7%	4.7%	4.7%	4.7%	4.7%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	4.5%	4.6%	4.6%	4.6%	4.6%	4.6%

Yields are based on net investment income as reported under GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity and equity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 63 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Net Investment Gains (Losses), Net—Detail(1)

(amounts in millions)

	2015	2014
	1Q	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$—	$1	$5	$(6)	$(9)	$(9)
U.S. government, agencies and government-sponsored enterprises	1	1	—	2	—	3
Foreign corporate	(5)	1	2	13	(2)	14
Foreign government	—	1	—	—	—	1
Tax-exempt	—	—	—	—	(1)	(1)
Mortgage-backed securities	—	—	(1)	—	—	(1)
Equity securities	5	1	2	6	1	10
Foreign exchange	1	—	—	1	—	1

Total net realized gains (losses) on available-for-sale securities	2	5	8	16	(11)	18

Impairments:
Alt-A residential mortgage-backed securities	—	—	(1)	—	—	(1)
Financial hybrid securities	—	—	(3)	—	—	(3)
Commercial mortgage loans	(2)	—	—	(1)	(1)	(2)

Total impairments	(2)	—	(4)	(1)	(1)	(6)

Net unrealized gains (losses) on trading securities	4	10	3	5	8	26
Derivative instruments	(21)	(24)	(25)	(4)	(14)	(67)
Limited partnerships	—	—	—	(1)	—	(1)
Commercial mortgage loans held-for-sale market valuation allowance	1	2	2	2	2	8
Restricted commercial mortgage loans and other invested assets related to securitization entities	5	—	—	—	—	—
Contingent purchase price valuation change	—	—	(1)	—	—	(1)
Net gains (losses) related to securitization entities	—	1	(1)	6	4	10

Net investment gains (losses), net of taxes	(11)	(6)	(18)	23	(12)	(13)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	4	1	6	1	1	9
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	5	1	2	(4)	1	—

Net investment gains (losses), net	$(2)	$(4)	$(10)	$20	$(10)	$(4)

(1)	All adjustments for income taxes assume a 35% tax rate.

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$(1,274)	$(1,244)	$(276)	$676	$641
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,288	$11,532	$11,770	$11,833	$11,699
GAAP Basis ROE(1)/(2)	-11.3%	-10.8%	-2.3%	5.7%	5.5%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$(419)	$(381)	$228	$684	$659
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,288	$11,532	$11,770	$11,833	$11,699
Operating ROE(1)/(2)	-3.7%	-3.3%	1.9%	5.8%	5.6%

Quarterly Average ROE	Three months ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$154	$(760)	$(844)	$176	$184
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,555	$10,854	$11,651	$12,051	$11,942
Annualized GAAP Quarterly Basis ROE(3)/(4)	5.8%	-28.0%	-29.0%	5.8%	6.2%

Operating ROE
Net operating income (loss) for the period ended(3)	$156	$(416)	$(317)	$158	$194
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,555	$10,854	$11,651	$12,051	$11,942
Annualized Operating Quarterly Basis ROE(3)/(4)	5.9%	-15.3%	-10.9%	5.2%	6.5%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with GAAP.

(1)	The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 9 herein.
(2)	Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), for the most recent five quarters.
(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 9 herein.
(4)	Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Reconciliation of Core Yield

		2015	2014
	(Assets—amounts in billions)	1Q	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$79.4	$78.2	$76.6	$76.9	$74.8	$78.2
	Subtract:
	Securities lending	0.3	0.3	0.3	0.3	0.3	0.3
	Unrealized gains (losses)	7.9	6.7	5.4	5.6	4.3	6.7
	Derivative counterparty collateral	—	—	0.5	0.4	0.4	—

	Adjusted end of period invested assets and cash	$71.2	$71.2	$70.4	$70.6	$69.8	$71.2

(A)	Average Invested Assets and Cash Used in Reported Yield Calculation	$71.2	$70.8	$70.5	$70.2	$69.7	$70.3
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	0.2	0.2	0.2	0.2	0.2	0.2

(B)	Average Invested Assets and Cash Used in Core Yield Calculation	71.0	70.6	70.3	70.0	69.5	70.1
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(2)	3.7	3.9	4.0	4.2	4.3	4.1

(C)	Average Invested Assets and Cash Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$67.3	$66.7	$66.3	$65.8	$65.2	$66.0

	(Income—amounts in millions)

(D)	Reported—Net Investment Income	$803	$819	$805	$813	$805	$3,242
	Subtract:
	Bond calls and commercial mortgage loan prepayments	14	18	17	7	10	52
	Reinsurance(3)	15	14	19	13	22	68
	Other non-core items(4)	12	12	(18)	12	5	11
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	3	2	3	3	3	11

(E)	Core Net Investment Income	759	773	784	778	765	3,100
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(2)	20	21	22	23	21	87

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$739	$752	$762	$755	$744	$3,013

(D) / (A)	Reported Yield	4.51%	4.63%	4.57%	4.63%	4.62%	4.61%
(E) / (B)	Core Yield	4.28%	4.38%	4.46%	4.45%	4.40%	4.42%
(F) / (C)	Core Yield (excl. Floating and Non-Recourse Funding)	4.39%	4.51%	4.60%	4.59%	4.56%	4.57%

Notes:	Columns may not add due to rounding. Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with GAAP.

(1)	Represents the incremental assets and investment income related to restricted commercial mortgage loans and other invested assets.
(2)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company’s life insurance business.
(3)	Represents imputed investment income related to reinsurance agreements in the lifestyle protection insurance business.
(4)	Includes cost basis adjustments on structured securities, preferred stock income and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2015

Financial Strength Ratings As Of April 27, 2015

Company	Standard & Poor’s Financial Services LLC (S&P)	Moody’s Investors Service, Inc. (Moody’s)	A.M. Best Company, Inc. (A.M. Best)
Genworth Financial Mortgage Insurance Pty. Limited (Australia)(1)	A+	A3	Not rated
Genworth Financial Mortgage Insurance Limited (Europe)	BB-	Not rated	Not rated
Genworth Financial Mortgage Insurance Company Canada(2)	A+	Not rated	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.(3)	Not rated	Aa3.mx	Not rated
Genworth Mortgage Insurance Corporation	BB-	Ba1	Not rated
Genworth Residential Mortgage Insurance Corporation of NC	BB-	Ba1	Not rated
Genworth Life Insurance Company	BBB-	Baa1	A-
Genworth Life and Annuity Insurance Company	BBB-	Baa1	A-
Genworth Life Insurance Company of New York	BBB-	Baa1	A-
Financial Assurance Company Limited	A-	Not rated	Not rated
Financial Insurance Company Limited	A-	Not rated	Not rated

(1)	Genworth Financial Mortgage Insurance Pty. Limited (Australia) is also rated “A+” by Fitch Rating Service (Fitch).
(2)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).
(3)	Genworth Seguros de Credito a la Vivienda S.A. de C.V. is also rated “Baa3” by Moody’s on a Global Scale Insurance financial strength basis.

The S&P, Moody’s, A.M. Best, Fitch and DBRS ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that insurers rated “A” (Strong), “BBB” (Good) or “BB” (Marginal) have strong, good or marginal financial security characteristics, respectively. The “A,” “BBB” and “BB” ranges are the third-, fourth- and fifth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a major rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A+,” “A-,” “BBB-” and “BB-” ratings are the fifth-, seventh-, tenth- and thirteenth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “A” (Good) offer good financial security, that insurance companies rated “Baa” (Adequate) offer adequate financial security and that insurance companies rated “Ba” (Questionable) offer questionable financial security. The “A” (Good), “Baa” (Adequate) and “Ba” (Questionable) ranges are the third-, fourth- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A3,” “Baa1” and “Ba1” ratings are the seventh-, eighth- and eleventh-highest, respectively, of Moody’s 21 ratings categories. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that the “A-” (Excellent) rating is assigned to those companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A-” (Excellent) rating is the fourth-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

The Australian mortgage insurance subsidiary also solicits a rating from Fitch. Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A+” rating is the fifth-highest of Fitch’s 21 ratings categories.

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly vulnerable to future events. Credit quality differs from “AAA” only to a small degree.

S&P, Moody’s, A.M. Best, Fitch and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.